UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BEASLEY BROADCAST GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BEASLEY BROADCAST GROUP, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 22, 2026 12:00 p.m. Eastern Time 3033 Riviera Dr. # 200, Naples, FL 34103 JOHN SMITH 1234 MAIN STREET APT . 203 NEW YORK, NY 10038 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at www.proxydocs.com/BBGI If you want to receive a paper or e-mail copy of the documents for the Annual Meeting, or for future meetings of stockholders, you must make a request. There is no charge to you for requesting paper or e-mail copies. Please make your request as instructed below on or before July 8, 2026, to facilitate timely delivery. The following materials are available for you to view at www.proxydocs.com/BBGI Proxy Statement Annual Report to Stockholders TO REQUEST MATERIAL: TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide E-MAIL: helpAST@equiniti.com WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter the voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting. TELEPHONE: Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have this notice available when you call. IN PERSON: You may vote your shares in person by attending the Annual Meeting. For directions to the Annual Meeting, contact us at 1-239-263-5000. 1. To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. NOMINEES: Michael J. Fiorile (For Class A Common Stockholders) Gordon H. Smith (For Class A Common Stockholders) Brian E. Beasley (For All Classes of Common Stockholders) Bruce G. Beasley (For All Classes of Common Stockholders) Caroline Beasley (For All Classes of Common Stockholders) Peter A. Bordes, Jr. (For All Classes of Common Stockholders) Jeffrey D. Goldberg (For All Classes of Common Stockholders) 2. Advisory vote to approve named executive officer compensation. 3. Ratification of the appointment of Crowe LLP as the Company’s independent regis tered public accounting firm for the year ending December 31, 2026. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of stockholders and any adjournment thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is May 26, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Please note that you cannot use this notice to vote by mail. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.